UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2008

Avatar Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-07395	231739078
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Alhambra Circle, Coral Gables, Florida		33134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	1-305-442-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e)

On December 22, 2008, Avatar Holdings Inc. (the "Registrant") entered into an amended and restated restricted stock unit agreement ("Amended RSU Agreement") with, among others, each of the following executives (each, an "Executive"): Gerald D. Kelfer, the Registrant’s President and Chief Executive Officer; Jonathan Fels, President of the Registrant’s wholly-owned subsidiary, Avatar Properties Inc.; Michael F. Levy, Executive Vice President and Chief Operating Officer of Avatar Properties Inc.; and Patricia K. Fletcher, the Registrant’s Executive Vice President and General Counsel.

Each Executive’s Amended RSU Agreement amends and restates a prior restricted stock unit agreement (listed below) and consolidates several of these original agreements having different "Hurdle Price Conditions" (as defined in the original agreements) into a single agreement. In each case, the Hurdle Price Condition of the original agreement had been satisfied previously.

• Mr. Kelfer: three original agreements, dated April 15, 2005, for 30,000 Units each, with a vesting date* of June 30, 2011, at Hurdle Price Conditions of $65.00, $72.50 and $80.00.

• Mr. Fels: three original agreements, dated April 15, 2005, for 25,000 Units each, with a vesting date* of December 31, 2010, at Hurdle Price Conditions of $65.00, $72.50 and $80.00.

• Mr. Levy: three original agreements, dated April 15, 2005, for 25,000 Units each, with a vesting date* of December 31, 2010, at Hurdle Price Conditions of $65.00, $72.50 and $80.00.

• Ms. Fletcher: original agreement, dated November 8, 2006, for 18,900 Units, with a vesting date* of December 31, 2009, at a Hurdle Price Condition of $72.50.
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* Subject to earlier vesting or forfeiture, as described in the applicable agreement.
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Pursuant to each Executive’s Amended RSU Agreement:

• the performance conditioned restricted stock units ("Units") previously granted to the Executive pursuant to the original agreement were converted into an equal number of shares of common stock of the Registrant, subject to the terms, conditions and restrictions of the Amended RSU Agreement ("Restricted Stock"); and

• the Executive agreed to make an I.R.C. Section 83(b) election with respect to all the shares of Restricted Stock; and

• the Registrant agreed to vest a number of shares of Restricted Stock having a value approximately equal to the tax withholding amount required as a result of the Section 83(b) election, at the employer’s minimum statutory withholding rates applicable to the Executive, and such shares would be withheld by Registrant.

The terms, conditions and restrictions of the Restricted Stock, including the vesting and forfeiture provisions, under the Amended RSU Agreements are otherwise substantially the same as those that were applicable to the Units under the original agreements except that the Executive, as an owner of Restricted Stock, generally will have the rights of a common stockholder of the Registrant, including voting and dividend rights (except that dividends on unvested shares of Restricted Stock generally are forfeited unless such shares ultimately vest).

Copies of the Amended RSU Agreements are filed as exhibits to this Form 8-K and incorporated herein by reference.

For purposes of complying with the documentary requirements of I.R.C. Section 409A, on December 22, 2008, the Registrant entered into amended and restated employment agreements, earnings participation agreements, and restricted stock unit agreements with, among others, Mr. Kelfer, Mr. Fels, Mr. Levy, Ms. Fletcher and Randy Kotler, the Registrant's Executive Vice President, Treasurer and Chief Financial Officer. Copies of the amended and restated agreements are filed as exhibits to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1 Amended and Restated Restricted Stock Unit Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Gerald D. Kelfer.

10.2 Amended and Restated Restricted Stock Unit Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Jonathan Fels.

10.3 Amended and Restated Restricted Stock Unit Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Michael Levy.

10.4 Amended and Restated Restricted Stock Unit Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Patricia K. Fletcher.

10.5 Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Gerald D. Kelfer.

10.6 Amended and Restated 2008-2010 Earnings Participation Award Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Gerald D. Kelfer.

10.7 Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Properties Inc. and Jonathan Fels.

10.8 Amended and Restated 2008-2010 Earnings Participation Award Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Jonathan Fels.

10.9 Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Properties Inc. and Michael Levy.

10.10 Amended and Restated 2008-2010 Earnings Participation Award Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Michael Levy.

10.11 Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Patricia K. Fletcher.

10.12 Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Randy Kotler.

10.13 Amended and Restated Restricted Stock Unit Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Randy Kotler (2,500 Units; hurdle price condition: $80.86).

10.14 Amended and Restated Restricted Stock Unit Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Randy Kotler (2,500 Units; hurdle price condition $84.71).

10.15 Amended and Restated Restricted Stock Unit Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Randy Kotler (2,500 Units; hurdle price condition $88.56).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Holdings Inc.

December 30, 2008	By:	Juanita I. Kerrigan

Name: Juanita I. Kerrigan
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2008-2010 Earnings Participation Award Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Gerald D. Kelfer
10.2	Amended and Restated Restricted Stock Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Jonathan Fels
10.3	Amended and Restated Restricted Stock Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Michael Levy
10.4	Amended and Restated Restricted Stock Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Patricia K. Fletcher
10.5	Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Gerald D. Kelfer
10.6	Amended and Restated 2008-2010 Earnings Participation Award Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Gerald D. Kelfer
10.7	Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Jonathan Fels
10.8	Amended and Restated 2008-2010 Earnings Participation Award Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Jonathan Fels
10.9	Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Michael Levy
10.10	Amended and Restated 2008-2010 Earnings Participation Award Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Michael Levy
10.11	Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Patricia K. Fletcher
10.12	Amended and Restated Employment Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Randy Kotler
10.13	Amended and Restated Restricted Stock Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Randy Kotler (2,500 Units; hurdle price condition: $80.86)
10.14	Amended and Restated Restricted Stock Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Randy Kotler (2,500 Units; hurdle price condition: $84.71)
10.15	Amended and Restated Restricted Stock Agreement, dated December 22, 2008, between Avatar Holdings Inc. and Randy Kotler (2,500 Units; hurdle price condition: $88.56)